SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

Xtrackers Semiconductor Select Equity ETF (CHPS)
Xtrackers US National Critical Technologies ETF (CRTC)
Effective on or about January 27, 2025, for each of Xtrackers Semiconductor Select Equity ETF (CHPS) and Xtrackers US National Critical Technologies ETF (CRTC) (each a “Fund”), the Creation Unit size will change from 25,000 shares and 50,000 shares, respectively, to 10,000 shares for each Fund.
Please Retain This Supplement for Future Reference
January 23, 2025
PROSTKR25-04